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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

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                                    Form 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 30, 1996
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                   ARCO CHEMICAL COMPANY
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(Exact name of registrant as specified in its charter)



                          Delaware
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(State or other jurisdiction of incorporation)



        1-9678                            51-0104393
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(Commission File Number)       (IRS Employer Identification No.)



  3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (610)359-2000
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                          Not Applicable
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(Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On September 30, 1996, ARCO Chemical Company (the "Company") completed the sale of its worldwide plastics business, including DYLITE(R) EPS and DYLARK(R) engineering resins product lines, to NOVA Chemicals Inc. The sale was structured as an asset transaction. The sale price was approximately $160 million. See copy of the Company's Press Release which is filed as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press Release, dated October 1, 1996.

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                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ARCO CHEMICAL COMPANY



                             /s/ John A. Shaw
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                             John A. Shaw
                             Vice President
                             and Controller

October 10, 1996

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                                 EXHIBIT INDEX



Exhibit
Number                            Description
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   99                 Press Release, dated October 1, 1996